INCOME TAXES	6 Months Ended
Jun. 30, 2018
Income Taxes [Abstract]
INCOME TAXES
INCOME TAXES
The partnership is a flow-through entity for tax purposes and as such is not subject to Bermudian taxation. However, income taxes are recognized for the amount of taxes payable by the primary holding subsidiaries of the partnership (“Holding Entities”), any direct or indirect corporate subsidiaries of the Holding Entities and for the impact of deferred tax assets and liabilities related to such entities.

The components of income tax expense include the following:

	Three months ended Jun. 30,		Six months ended Jun. 30,
(US$ Millions)	2018	2017	2018	2017
Current income tax	$42	$91	$92	$102
Deferred income tax	104	(13)	(6)	134
Income tax expense (benefit)	$146	$78	$86	$236

The partnership’s income tax expense increased for the three months ended June 30, 2018 and decreased for the six months ended June 30, 2018 as compared to the same period in the prior year. The increase in income tax expense in the three months ended June 30, 2018 is due to the tax impact of higher book income before income taxes. The decrease to the tax expense for the six months ended June 30, 2018, is primarily due to changes in the substantively enacted tax rate applicable to certain subsidiaries, changes in the entity tax status of certain subsidiaries and the recognition of the tax benefit of previously unrecognized net operating losses, partially offset by higher book income before income taxes.